Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Elamex, S.A. de C.V. (the “Company”) on Form 10-Q for the quarter ended on September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and to which this certification is furnished as an exhibit, I, Sam L. Henry, the principal financial officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)             The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2005

/S/ Sam L. Henry
Sam L. Henry
Senior Vice-President and Chief Financial Officer